                                                                    Exhibit 99.1


                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT (this _AMENDMENT_) dated as of January 23 , 2001, to the Credit Agreement referenced below, is by and among AVTEAM, INC., a Florida corporation, the Subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, the lenders identified herein, and Bank of America, N.A., a national banking association formerly known as NationsBank, N.A., as Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                                    RECITALS

         A. A $70 million credit facility has been extended pursuant to the terms of that Credit Agreement dated as of April 30, 1998 (as amended and modified prior to the date hereof, the _CREDIT AGREEMENT_) among the Borrower, the Subsidiaries of the Borrower identified as Guarantors therein, the Lenders identified therein, and NationsBank, N.A. (now known as Bank of America, N.A.), as Administrative Agent.

         B. The Borrower has requested the Lenders to consent to certain modifications to the Credit Agreement and grant waivers of certain covenant violations.

         C. The requested modifications and waivers require the consent of the Required Lenders.

         D. The Required Lenders have agreed to the requested modifications and waivers on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS. The Credit Agreement is amended in the following respects:

                  (a) INTEREST PAYMENT DATES. Notwithstanding the definition of INTEREST PAYMENT DATE in the Credit Agreement or any other provisions of the Credit Agreement or the other Credit Documents to the contrary, as of January 1, 2001, interest on all Loans outstanding or made on and after such date shall be paid on the last day of each calendar month commencing January 31, 2001.

                  (b) NOTICE OF BORROWING. A new sentence shall be added at the end of SECTION 2.1(C)(I) to read as follows: "Each Notice of Borrowing shall be accompanied or preceded by a list of each Person to whom payment of $25,000 or more will be made from the proceeds of the Working Capital Revolving Loan requested in such Notice of Borrowing."

         2. COVENANT COMPLIANCE WAIVER. Lenders hereby waive, through February 2, 2001, the Borrower's noncompliance as of December 31, 2000 with the financial covenants set forth in Sections 7.9(b), 7.9(c), 7.9(d), 7.9(f), and 7.9(g) of the Credit Agreement (collectively, the _FINANCIAL COVENANTS_). Nothing herein shall be deemed a waiver of the Borrower_s compliance with the Financial Covenants at any time thereafter. Lenders and Avteam shall immediately commence negotiations intended to restructure the Credit Agreement for an additional term of six months; however, Avteam understands and acknowledges the Lenders have not agreed or made any commitment in any respect to extend the term of the Credit Agreement.

         3. LETTER OF CREDIT FACILITY. The LOC Commitment is hereby terminated.

         4. INVENTORY APPRAISAL. The Administrative Agent (or its agents) intends to undertake an appraisal of the inventory and other revenue-producing equipment of the Credit Parties (the _APPRAISAL_). The Credit Parties agree to cooperate fully with the Administrative Agent (and its agents) in the conduct of the Appraisal, providing reasonable access to all personnel, books and records and facilities of the Credit Parties necessary for the conduct of the Appraisal, so that the same may be completed as expeditiously as reasonably possible. The Credit Parties shall promptly pay upon demand all reasonable costs, expenses and fees incurred by the Administrative Agent and any of its agents and designees related thereto. The Administrative Agent will use its reasonable best efforts to keep such costs, expenses and fees to a minimum.

         5. CHECKING ACCOUNTS AT OTHER BANKS. On or before the date of this Amendment, all checking and other deposit accounts maintained by any of the Credit Parties at any financial institution other than the Administrative Agent shall have been or will be closed and evidence of such closure delivered to the Administrative Agent. From and after the date of this Amendment, none of the Credit Parties shall open or maintain any checking or other deposit accounts at any financial institution other than the Administrative Agent.

         6. PAYMENT OF PROFESSIONAL FEES AND EXPENSES. Within five (5) Business Days after the date of this Amendment, the Borrower will pay all of the reasonable professional fees and expenses to the Administrative Agent and the Lenders set forth on SCHEDULE 1 to this Amendment. On or before February 19, 2001 the Borrower will pay all professional fees and expenses (including, without limitation, the fees and expenses of appraisers and consultants and the reasonable fees and expenses of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A.) of the Administrative Agent and the Lenders incurred in connection with the structuring, negotiation, preparation and execution of this Amendment and the monitoring of the Credit Parties' performance thereof; PROVIDED, HOWEVER, that the fees and expenses of PricewaterhouseCoopers for services rendered from November 16, 2000 through January 31, 2001 for which the Borrower shall be responsible under this section shall not exceed $110,000 in the aggregate.

         7. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective as of the date hereof upon (i) it being executed and delivered by the Borrower to the Administrative Agent, (ii) the execution and delivery to the Administrative Agent of counterpart copies hereof executed by the Required Lenders, and (iii) receipt by the Administrative Agent of evidence of payment of all fees and expenses of the Administrative Agent in connection with this Amendment, including without limitation the fees and disbursements of special counsel to the Lenders.

         8. NO OTHER AMENDMENTS. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

         9. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each Credit Party hereby represents and warrants that (a) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except those which expressly relate to an earlier period), (b) except as set forth on
SCHEDULE 2 to this Amendment, no Credit Party is in default under or with respect to any Contractual Obligation (including, without limitation, any Operating Lease or any Capital Lease), and (c) no Credit Party has any claims, counterclaims, offsets or defenses to the Credit Documents and the performance of its obligations thereunder, including but not limited to the repayment of the Obligations.

         10. ACKNOWLEDGMENT AND CONSENT OF GUARANTORS; REAFFIRMATIONS. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors_ obligations under the Credit Agreement or the other Credit Documents.

         11. RELEASE OF ADMINISTRATIVE AGENT AND LENDERS. In consideration of the Lenders_ willingness to enter into this Amendment, each of the Credit Parties hereby releases the Administrative Agent, the Lenders, and the Administrative Agent_s and the Lender_s respective officers, employees, representatives, agents, counsel, trustees and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, to the extent that any of the foregoing arises from any action or failure to act on or prior to the date of this Amendment.

         12. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         13. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Florida.




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

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                  AVTEAM, INC.
                           a Florida corporation

                           By:
                               -------------------------------
                           Name:
                                ------------------------------
                           Title:
                                 -----------------------------


GUARANTORS:       AVTEAM AVIATION FIELD SERVICES, INC.
                           a Florida corporation

                           By:
                              --------------------------------
                           Name:
                                ------------------------------
                           Title:_
                                 -----------------------------


LENDERS: BANK OF AMERICA, N.A., a national banking association formerly known as NationsBank, N.A., individually in its capacity as a Lender and in its capacity as Administrative Agent

                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------

                [Lenders signatures continue on following page]




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

                           SOUTHTRUST BANK




                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------



                           NATIONAL CITY BANK OF KENTUCKY




                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------




                           NATIONAL BANK OF CANADA




                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------




                          BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.




                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------




                           WILLIAM E. SIMON & SONS SPECIAL SITUATION
                           PARTNERS, L.P.
                           by assignment from CITIZENS BANK OF MASSACHUSETTS, as successor to USTRUST)



                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------



                           BANK LEUMI LE-ISRAEL B.M. MIAMI AGENCY



                           By:
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------




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
                         SCHEDULE 1 TO FOURTH AMENDMENT

                  LIST OF UNPAID PROFESSIONAL FEES AND EXPENSES


                                                        Fees           Expenses         Total Due
                                                     ----------        --------         ----------
PricewaterhouseCoopers:                              $31,754.00        $184.00          $31,938.00
(November 16, 2000 - December 15, 2000)

Stearns Weaver Miller

Weissler Alhadeff & Sitterson, P.A.:                 $11,900.00          $15.71         $11,915.71
(December 1, 2000- January 17, 2001)








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

                         SCHEDULE 2 TO FOURTH AMENDMENT

                     DEFAULTS UNDER CONTRACTUAL OBLIGATIONS






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